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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 April 21, 1998

                        MARVEL ENTERTAINMENT GROUP, INC.
               (Exact name of Registrant as specified in Charter)


             Delaware                 1-10779            94-3024816
     -------------------------      ------------     ---------------------
      (State or other juris-        (Commission         (IRS Employer
     diction of incorporation)      File Number)     Identification Number)



           387 Park Avenue South, New York, New York        10016
           ---------------------------------------------------------
            (Address of principal executive office)       (Zip Code)


       Registrant's telephone number including area code: (212) 696-0808
                                                          ---------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name and former address, as changed since last report)



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ITEM 5.  OTHER EVENTS

         On April 21, 1998, the Company issued a press release announcing that the financial advisor of John J. Gibbons, Chapter 11 trustee for the Company, had received a letter of intent submitted by legal counsel for High River Limited Partnership and Westgate International L.P. on their behalf. The press release also announced that the Company had received a letter from the New York Stock Exchange ("NYSE") confirming that trading in the common stock of the Company was suspended on Friday April 17, 1998 and application will be made by the NYSE to the Securities and Exchange Commission to delist the stock. Copies of the press release, the letter of intent, as amended, and the NYSE letter are attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit Number                    Description
         --------------                    -----------
         99.1             Press Release of the Company dated April 21, 1998
         99.2             Letter of Intent dated April 18, 1998, as amended
         99.3             Letter from NYSE to the Company dated April 20, 1998

FORWARD-LOOKING STATEMENT:

               Statements made in this Form 8-K such as "intended", "estimated", "believe", "expect", "anticipates" and similar expressions which are not historical are forward-looking statements that involve risks and uncertainties. Such statements include, without limitation, the Company's expectation as to future financial performance. In addition to factors that may be described in the Company's Securities and Exchange Commission filings, including this filing, the following factors, among others, could cause the Company's financial performance to differ materially from that expressed in any forward-looking statements made by, or on behalf of, the Company: (i) the ability of the Debtor Companies to successfully reorganize in bankruptcy and the timing and outcome of such bankruptcy proceedings and the resolution of the Company's dispute with Toy Biz; (ii) the ability of the Company to obtain an additional or new debtor loan or other financing; (iii) continued weakness in the comic book market which cannot be overcome by the Company's new editorial, production and distribution initiatives in comic publishing; (iv) continued general weakness in the trading card and children's activity sticker market;
(v) the effectiveness of the Company's changes to its trading card and publishing distribution; (vi) a decrease in the level of media exposure or popularity of the Company's characters resulting in declining revenues based on such characters; (vii) the lack of continued commercial success of properties owned by major licensors which have granted the Company licenses for its sports and entertainment trading card and sticker businesses; (viii) unanticipated costs or delays in completing projects associated with the Company's' new ventures including media, interactive software and on-line services and theme restaurants; or (ix) the ability of the Company to make its information systems Year 2000 compliant.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MARVEL ENTERTAINMENT GROUP, INC.
                                      (Registrant)


Dated: April 22, 1998                 By: /s/ August J. Liguori
                                          ---------------------
                                          Name:  August J. Liguori
                                          Title: Executive Vice President and
                                                   Chief Financial Officer


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                                 Exhibit Index


       Exhibit No.       Description
       -----------       -----------

       99.1              Press Release of the Company dated April 21, 1998

       99.2              Letter of Intent dated April 18, 1998, as amended

       99.3              Letter from NYSE to the Company dated April 20, 1998


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